APPENDIX "A"
TO
CUSTODIAN AGREEMENT
BETWEEN
The Chase Manhattan Bank, N.A. and each of the following Investment
Companies
Dated as of May 1, 1997
The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of August 1, 1994:
Fund Portfolio Effective as of:
Fidelity Advisor Series I Fidelity Advisor Equity Growth Fund August
1, 1994
 Fidelity Advisor Growth & Income Fund November 14, 1996
 Fidelity Advisor TechnoQuant Growth Fund November 14, 1996
Fidelity Advisor Series II Fidelity Advisor Balanced Fund  August 1,
1994
Fidelity Advisor Series III Fidelity Advisor Equity Income Fund August
1, 1994
Fidelity Advisor Series VII Fidelity Advisor Consumer Industries Fund July 18, 1996
 Fidelity Advisor Cyclical Industries Fund July 18, 1996
 Fidelity Advisor Financial Services Fund July 18, 1996
 Fidelity Advisor Health Care Fund July 18, 1996
 Fidelity Advisor Overseas Fund  August 1, 1994
 Fidelity Advisor Technology Fund July 18, 1996
 Fidelity Advisor Utilities Growth Fund July 18, 1996
Fidelity Advisor Series VIII Fidelity Advisor Emerging Markets Income Fund August 1, 1994
Fidelity Beacon Street Trust Fidelity Managed Currency Fund August 1,
1994
Fidelity Capital Trust Fidelity TechnoQuant Growth Fund October 17,
1996
Fidelity Charles Street Trust Fidelity Asset Manager  August 1, 1994
 Fidelity Asset Manager: Growth  August 1, 1994
 Fidelity Asset Manager: Income  August 1, 1994
Fidelity Deutsche Mark Performance Fidelity Deutsche Mark Performance Portfolio, L.P. August 1, 1994
Portfolio, L.P.
Fidelity Devonshire Trust Fidelity Equity-Income Fund  August 1, 1994
 Fidelity Mid-Cap Stock Fund  August 1, 1994
Fidelity Financial Trust Fidelity Equity-Income II Fund  August 1,
1994
Fidelity Hastings Street Trust Fidelity Fund  August 1, 1994
Fidelity Investment Trust Fidelity Diversified Global Fund  August 1,
1994
 Fidelity Diversified International Fund August 1, 1994
 Fidelity Emerging Markets Fund  August 1, 1994
 Fidelity Europe Capital Appreciation Fund August 1, 1994
 Fidelity Europe Fund  August 1, 1994
 Fidelity Global Bond Fund  August 1, 1994
 Fidelity International Growth & Income Fund August 1, 1994
 Fidelity International Value Fund  August 1, 1994
 Fidelity Japan Fund  August 1, 1994
 Fidelity New Markets Income Fund August 1, 1994
 Fidelity Overseas Fund  August 1, 1994
 Fidelity Pacific Basin Fund  August 1, 1994
 Fidelity Southeast Asia Fund  August 1, 1994
 Fidelity Worldwide Fund  August 1, 1994
Fidelity Mt. Vernon Street Trust Fidelity New Millennium Fund  August
1, 1994
Fidelity Puritan Trust Fidelity Puritan Fund  August 1, 1994
Fidelity Revere Street Trust Taxable Central Cash Fund  October 17,
1996
Fidelity Securities Fund Fidelity Growth & Income Portfolio August 1,
1994
Fidelity Sterling Performance Fidelity Sterling Performance Portfolio, L.P. August 1, 1994
Portfolio, L.P.
Fidelity Trend Fund Fidelity Trend Fund  August 1, 1994
Fidelity Union Street Trust Fidelity Export and Multinational Fund*
August 1, 1994
Fidelity Yen Performance  Fidelity Yen Performance Portfolio, L.P.
August 1, 1994
Portfolio, L.P.
Variable Insurance Products Fund Equity-Income Portfolio  August 1,
1994
 Overseas Portfolio  August 1, 1994
Variable Insurance Products Fund II Asset Manager Portfolio  August 1,
1994
 Asset Manager: Growth Portfolio August 1, 1994

Variable Insurance Products Fund III** Balanced Portfolio***  August
1, 1994
 Growth & Income Portfolio  December 19, 1996









*Name change effective May 1, 1997 formerly known as Fidelity Export
Fund.
**Formerly known as Fidelity Advisor Annuity Fund.
***Formerly known as Fidelity Advisor Annuity Income & Growth Fund.
     IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Each of the Investment Companies   The Chase Manhattan Bank, N.A.
Listed on this Appendix "A", on behalf
of each of their respective Portfolios




By:      ______/s/John H. Costello_____     By:      ______/s/Donald
M. Gandy________
Name: _____   John H. Costello______     Name:  ______  Donald M.
Gandy_________
Title:   ______Assistant Treasurer_____     Title:    _______Vice
President______________